Report of Independent
 Registered
Public Accounting
Firm

To the Shareholders
and Board of Trustees
 of
Federated Income
Trust

In planning and
performing our
audits of the
financial statements
of Federated Income
Trust the Fund
as of and for the
year ended January
31 2008 in accordance
 with the
standards of the
Public Company
Accounting Oversight
Board United States
we
considered the Funds
 internal control over
 financial reporting
including controls over
safeguarding securities
as a basis for designing
our auditing procedures
 for the purpose
of expressing our
opinion
on the financial
 statements
 and to comply with
the
requirements of Form
NSAR but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds internal control
over financial reporting
Accordingly we
express no such opinion

The management of the
Fund is responsible for
establishing and
maintaining
 effective
internal control over
financial reporting In
fulfilling this
responsibility
estimates and
judgments by management
are required to assess
the expected benefits
and related costs
of controls A companys
internal control over
financial reporting
is a process designed
to
provide reasonable
assurance regarding
the reliability of
financial reporting
and the
preparation of financial
 statements for external
 purposes in accordance
with generally
accepted accounting
principles  A funds
internal control over
financial reporting
includes those policies
 and procedures that
1 pertain to the
maintenance of
records that
in reasonable detail
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company
2 provide reasonable
assurance that the
transactions are recorded
as necessary to permit
 preparation of financial
statements in accordance
with generally
accepted accounting
principles and that
receipts and expenditures
of the company are
being made only in
accordance with
authorizations
of management and
directors
of the
company and 3 provide
reasonable assurance
regarding prevention
or timely detection
of unauthorized acquisition
use or disposition of a
 companys assets that could
have a
material effect on the
financial statements

Because of its inherent
limitations internal
control over financial
 reporting may not
prevent or detect
misstatements Also
projections of any
evaluation of effectiveness
to
future periods are
subject to the risk
that controls may
become inadequate because
of
changes in conditions or
that the degree of compliance
with the policies or
procedures
may deteriorate

A deficiency in internal
control over financial
reporting exists when
the design or
operation of a control
does not allow management
or employees in the normal
course of
performing their assigned
functions to prevent or
detect misstatements on
a timely basis
A material weakness is a
deficiency or a
combination of
deficiencies in
internal control
over financial
reporting such
that there is a
reasonable possibility
 that a material
misstatement of the
Funds annual or interim
financial statements will
not be prevented
or detected on a timely
 basis


Our consideration of the
Funds internal control over
financial reporting was for
 the
limited purpose described
in the first paragraph and
would not necessarily
disclose
 all
deficiencies in internal
control that might be
material weaknesses under
standards
established by the Public
Company Accounting Oversight
Board United States
However we noted no
deficiencies in the
Funds internal control
over
 financial reporting
and its operation including
controls over safeguarding
securities that we consider
to be a
material weakness as defined
above as of January 31 2008

This report is intended
solely for the information
and use of management and
the Board
of Trustees of the Fund
and the Securities and
Exchange Commission and
is not intended
to be and should not be
used by anyone other than
these specified parties



Ernst & Young LLP

Boston Massachusetts
March 18 2008